

Poised to Revolutionize the Carotid Intervention Market

INSPIREMD

March 2026

Disclaimers

Forward-looking statements

This presentation contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding future events, future financial performance, strategies, expectations, competitive environment and regulation. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. In particular, forward-looking statements in this presentation include the Company’s anticipated revenues and other results for the full year 2026. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with the Company’s history of recurring losses and negative cash flows from operating activities, significant future commitments and the uncertainty regarding the adequacy of its liquidity to pursue its complete business objectives, and substantial doubt regarding its ability to continue as a going concern; the Company’s need to raise additional capital to meet its business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute out stockholders’ ownership interests; the clinical development, commercialization and market acceptance of the Company’s products; whether the clinical trial results for the Company’s products will be predictive of real-world results; an inability to secure and maintain regulatory approvals for the sale of the Company’s products; negative clinical trial results or lengthy product delays in key markets; the Company’s ability to maintain compliance with the Nasdaq listing standards; the Company’s ability to generate significant revenues from its products; estimates of the Company’s expenses, future revenues, capital requirements and its needs for and ability to access sufficient additional financing, including any unexpected costs or delays in the ongoing commercial launch of its products; the Company’s dependence on a single manufacturing facility and its ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from the Company’s current and planned clinical trials may not be sufficient to demonstrate that its technology is an attractive alternative to other procedures and products; intense competition in the Company’s industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than it does; entry of new competitors and products and potential technological obsolescence of the Company’s products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with the Company’s research and products and potential product liability claims; product malfunctions; price increases for supplies and components; whether access to the Company’s products is achieved in a commercially viable manner and whether its products receive adequate reimbursement by governmental and other third-party payers; the Company’s efforts to successfully obtain and maintain intellectual property protection covering its products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that the Company conducts business in multiple foreign jurisdictions, exposing it to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; security, political and economic instability in the Middle East that could harm the Company’s business, including due to the current security situation in Israel; current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk; and changes in tariffs, trade barriers, price and exchange controls and other regulatory requirements and the impact of such policies on the Company, its customers and suppliers, and the global economic environment. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Developer of CGuard® Prime Carotid Stent Platform

Dedicated to advancing the prevention of stroke and treatment of carotid artery disease

MicroNet™ Mesh-Covered Protection



SmartFit™ Technology

INSPIREMD

Executive Leadership Team

Deep industry experience and subject matter expertise



Marvin Slosman
Chief Executive Officer

- 30+ years of medical device experience, NSPR since 2019
- Previous CEO/President of ITAMAR Medical, Ovalum Vascular, Phormax Medical
- Prior experience at JNJ, GE Healthcare and Baxter
- BS from University of Alabama, MBA from University of Chicago



Shane Gleason
Chief Commercial Officer

- 20+ years of cardiovascular medical device experience, NSPR since 2023
- Previous CCO of Nuvaira; VP Sales of TriVascular, Cordis and Surmodics
- Prior experience at Abbott and Edwards Lifesciences
- BS in Engineering Science and Mechanics from Virginia Tech, MBA from University of Maryland



Mike Lawless
Chief Financial Officer

- 20+ years of financial management, NSPR since 2025
- Prior CFO of Lifeward Ltd. and Brooks Life Sciences
- Previous leadership experience at Brooks Automation, PerkinElmer, MFS Investment Management
- BA in Economics from Swarthmore College, MBA from Tuck School of Business at Dartmouth College

Carotid Stenting Revolution Has Arrived

MicroNet™ covered CGuard® stent platform could become the new gold standard

CEREBRAL ANEURYSMS


70% Endo1

CORONARY ARTERY DISEASE


77% Endo2

THORACIC/ABDOMINAL AORTIC ANEURYSMS


65% Endo3

PERIPHERAL ARTERIAL DISEASE


81% Endo4

Already have been converted to endovascular-first procedures

CAROTID ARTERY DISEASE


12% CAGR5
45%Endo

2025

CAROTID ARTERY DISEASE


70% Endo

2030

Converting to endo

[1] Bekelis K, Gottlieb DJ, Su Y, et al. Comparison of clipping and coiling in elderly patients with unruptured cerebral aneurysms. J Neurosurg. 2017;126(3):811–818

[2] Culler SD, Kugelmass AD, Brown PP, , et al. Trends in Coronary Revascularization Procedures Among Medicare Beneficiaries Between 2008 and 2012. Circulation. 2015;131(4):362-70

[3] Beck AW, Sedrakyan A, Mao J, et al. Variations in Abdominal Aortic Aneurysm Care: A Report From the International Consortium of Vascular Registries. Circulation. 2016;134(24):1948-1958

[4] Guez, D., Hansberry, D. R., Gonsalves, C. F., Eschelman, D. J., Parker, L., Rao, V. M., & Levin, D. C. Recent Trends in Endovascular and Surgical Treatment of Peripheral Arterial Disease in the Medicare Population. AJR Am J Roentgenol. 2020 May;214(5):962-966.

[5]. Based on claims data, AcuityMD

INSPIREMD

$8B Global Market Potential

Carotid remains significantly underpenetrated

Only 14% of diagnosed patients are treated annually

86% Untreated

~400,000 Annual Global Procedures	~2.4M Annual Global Patients Diagnosed With High Grade Carotid Stenosis (HGCS)[1] But Left Untreated

160,000+
Current Annual U.S. Procedures (CEA/CAS/TCAR)

~$800M
Current Annual U.S. Market Opportunity[2]

CMS Coverage Expansion Broadens Eligible Population and CREST-2 Validates Revascularization Benefits

INSPIREMD

1. 2021 Health Research International Market Report; internal estimates
2. Based on claims data, AcuityMD

Carotid Revascularization at an Inflection Point

Evidence. Policy. Platform. Team.

ENDOVASCULAR MARKET SHIFT

CMS Coverage Expanded

Standard Risk and Asymptomatic Reimbursement

Enables stent-first approach to carotid revascularization

Landmark Clinical Evidence

CREST-2 Validates Revascularization Benefit

Reinforces role of carotid stenting in the market

CMS CENTERS FOR MEDICARE & MEDICAID SERVICES

CREST-2

+

PLATFORM ADVANTAGE

CGuard® Carotid Stent Platform

Proprietary MicroNet™ Technology

Highly differentiated platform for treatment of carotid artery disease and stroke prevention



+

ORGANIZATIONAL READINESS

Unmatched Clinical Evidence

Short and Long-Term Results

Ten clinical trials completed with >**2,000** patients presented or published including US IDE trial

Deep Pipeline and Strategic Roadmap

MicroNet™ technology pipeline; CGuard Prime line extension and SwitchGuard NPS for TCAR; acute stroke with tandem lesions

High-Performance Team

Deep expertise in carotid and neuro intervention

CGuard Prime Received FDA Approval in June 2025

Long-Term Stent Performance is the Cornerstone of Our Business

Benefits are independent of access method


CAS
Transfemoral/
Transradial
CGuard®
Prime
TCAR
Transcarotid
Tandem
Lesions
Stroke/Neuro

We are positioned to capitalize on the ongoing **paradigm shift toward a "stent first" approach** and away from surgery

INSPIREMD

Market Trends

CAS/TCAR continues to gain over CEA



CEA
CAS/TCAR
30,000
25,000
20,000
15,000
10,000
5,000
-
TCAR coverage expansion
CAS coverage expansion
CREST-2 publication
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4
2022
2023
2024
2025
2026
2027

- DRG/CPT data by Facility and HCP
- ~151K annual carotid intervention claims
  - Accounts for ~90% of procedures (does not include Kaiser, Gov't/DoD)
  - **12% stent (CAS + TCAR) CAGR over prior three years, modeled to increase to 13% post CREST-2**

US Market Size



$836M
$987M
$460
$150
$113
$113
$296
$277
$207
$207
2025
2030
CAS Stents
TCAR Stents
TCAR NPS Systems
CEA

- Stenting Procedure Mix: 50% CAS / 50% TCAR
- Values based on approximate value to InspireMD per procedure (CAS- stent only; TCAR- stent + neuroprotection system)

INSPIREMD

A Picture is Worth a Thousand Words…


Copyright SVS 2004

Surgical Endarterectomy

VS


X1
90% occlusion


CGuard® Stent

Stenting

Stent Design Comparison

Conventional carotid stents vs CGuard® Prime dual layer design

Conventional Carotid Stent


ACCULINK® RX DEVICE
XACT® DEVICE
WALLSTENT® MONORAIL® DEVICE
PROTÉGÉ RX® DEVICE
PRECISE® DEVICE



CGuard Prime Dual Layer Design


CGuard

- CGuard Prime is designed to prevent embolization by securing carotid plaque behind its MicroNet™ mesh, preventing prolapse through the stent struts while maintaining blood flow to the external carotid artery.
- CGuard Prime has the smallest pore size of any approved carotid stent (150–180 µm)*



Note: Images are not exactly proportioned but intended to demonstrate the differences, for education
* Data on file

Unmatched Foundational Data and Evidence

C-GUARDIANS: 30-Day Safety Outcomes

30-Day Death/Stroke/MI (DSMI) rates, compared to other carotid trials

CGUARDIANS 30-day outcomes

	Intention to Treat	Per Protocol[1,2]
30-day DSMI	0.95% (3)	0.63% (2)
Death	0.32% (1)	0.0% (0)
Stroke	0.95% (3)	0.63% (2)
MI	0.00% (0)	0.0% (0)

30-day DSMI (multiple FDA trials)



4.80%
8.30%
5.40%
5.80%
2.30%
5.20%
5.10%
3.50%
2.30%
0.95%
Cordis
Abbott
Medtronic
Boston Scientific
Abbott
Abbott
Abbott
Boston Scientific
Contego Medical
INSPIREMD
SAPPHIRE
ARCHeR
MAVERIC
BEACH
PROTECT
CREST- CAS (Standard Risk)
CREST- CEA (Standard Risk)
ROADSTER
PERFORMANCE 2
C-GUARDIANS

- Demonstrates the lowest 30-day DSMI rates of any FDA approval/clearance trial for carotid intervention (CAS or TCAR)
- Trial includes independent event adjudication
- 0.95% event rate consistent with 1.03% 30-day event rate from >1350 patients in peer-reviewed, published studies of real-world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization

1. Kaplan-Meier estimate for all 1-year endpoints
2. Per Protocol Analysis excludes 15 patients with Major Protocol Deviations

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/SO34. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34. W. Gray VIVA 2023

C-GUARDIANS: 1 Year Outcomes

365-Day Death/Stroke/MI (DSMI) rates, compared to other carotid trials

CGUARDIANS 365-day

	Intention to Treat	Per Protocol[1,2]
Primary Endpoint: 30-day Death, Stroke, or MI + Ipsilateral Stroke between 31 and 365 days	1.93% (6)	1.70% (5)
Target Lesion Revascularization (TLR) through 365 days.	0.98% (3)	1.01% (3)

365-day (multiple FDA trials)



12.20%
9.60%
5.90%
8.90%
3.40%
7.10%
6.60%
2.80%
1.93%
Cordis
Abbott
Medtronic
Boston Scientific
Abbott
Abbott
Abbott
Contego Medical
INSPIREMD
SAPPHIRE*
ARCHeR
MAVERIC
BEACH
PROTECT
CREST CAS (Standard Risk)
CREST CEA (Standard Risk)
PERFORMANCE 2
C-GUARDIANS

- Demonstrates the lowest primary endpoint event rates of any FDA approval/clearance trial for CAS
- Trial includes independent event adjudication
- 1.93% event rate consistent with 1.99% 1-year event rate from >1100 patients in peer-reviewed, published studies of real-world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization

INSPIREMD

1. Kaplan-Meier estimate for all 1-year endpoints
2. Per Protocol Analysis excludes 15 patients with Major Protocol Deviations
3. SAPPHIRE one-year primary endpoint also included Death/MI from 31-365 days

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/SO34. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34. Langhof, LINC 2024

OUS Clinical Data Supporting CGuard® Periprocedural Safety

CGuard commercially available in Europe since 2015 (CE Mark)

Study	Year	N	DS 30-Day % (n)	DSMI 30-Day % (n)
CARENET	2015	30	0.0%(0)	0.0%(0)
PARADIGM	2016	101	0.0%(0)	0.0%(0)
CASANA	2017	82	1.22%(1)	1.22%(1)
WISSGOTT I	2017	30	0.0%(0)	0.0%(0)
IRONGUARD I	2018	200	2.50%(5)	2.50%(5)
WISSGOTT II	2019	30	0.0%(0)	0.0%(0)
IRONGUARD 2	2020	733	0.5%(4)	1.09%(8)
GREEK Study	2021	103	0.0%(0)	0.0%(0)
SIBERIA	2021	50	0.0%(0)	0.0%(0)
Total		**1,359**	**0.80%(11)**	**1.03%(14)**

1. Schofer, J. et al. JACC Cardiovasc. Interv. 2015; 2) Casana, R. et al. Eur. J. Vasc. Endovasc. 2017; 3) Musialek, P. et al. Interv. Cardiol. 2016
4. Wissgott, C. et al. Int. Soc. Endovasc. Spec. 2017; 5) Speziale, F. et al. EuroIntervention 2018; 6) Wissgott, C. et al. J Endovasc Ther. 2019
7. Sirignano, P et al. Cardiovascular Interventions 2020; 8) Tigkiropoulos, K. et al. Journal of EndoTherapy 2021; 9) Karpenko, A. et al JACC Cardiovasc. Interv. 2021

CARMEN Meta-Analysis (112 Studies, 68K Patients)[1]

- Improvements from second-generation stents (SGS) relative to first-generation stents (FGS), but important differences exist amongst the SGS
- CGuard®'s MicroNet™ **drives improvement both in event reduction** (due to improved scaffolding) and **restenosis reduction** (due to less metal burden)

30-day and 12-month event rates by stent type (random-effect model)

Event	FGS	SGS	Terumo RoadSaver/ Casper	Gore (not marketed)	INSPIREMD CGuard
30-day Stroke [%] (95% CI)	3.01 (2.63-3.38)	0.60 (0.28-0.92)	0.50 (0.0-1.15)	2.89 (1.03-4.76)	0.54 (0.17-0.92)
30-day Death / Stroke / MI [%] (95% CI)	4.11 (3.65-4.56)	1.30 (0.64-1.96)	1.33 (0.0-2.66)	4.82 (2.44-7.2)	1.08 (0.55-1.60)
12-month Ipsilateral Stroke [%] (95% CI)	3.51 (2.52-4.50)	0.7 (0.0-1.47)	0.26 (0.0-1.27)	3.1 (1.11-5.1)	0.38 (0.0-0.9)
12-month Restenosis [%] (95% CI)	3.97 (0.28-5.14)	3.38 (1.39-5.37)	7.16 (4.45-9.86)	4.83 (2.36-7.29)	0.34 (0.0-0.82)
12-month Ipsilateral Stroke / Restenosis [%] (95% CI)	8.15 (6.34-9.93)	5.12 (2.14-8.10)	7.86 (5.04-10.68)	7.93 (4.82-11.04)	0.73 (0.0-1.44)

1) Clinical Outcomes of Second- versus First-Generation Carotid Stents: A Systematic Review and Meta-Analysis, J. Clin. Med. 2022, 11

CREST-2 Outcomes Highlight CAS

- Stroke and death (S/D) out to 4-years was 6.0% for medical therapy and 2.8% when CAS was added
  - **Absolute difference of 3.2% favoring CAS was significant**
  - Only 31 people with high-grade asymptomatic carotid stenosis needed to be treated to prevent a primary event at 4 years
  - **Note- No primary events happened on the day of the procedure- what is left behind matters!**
- S/D out to 4-years was 5.3% for medical therapy and 3.7% when CEA was added
  - **Absolute difference of 1.6% favoring CEA was not significant**

Any Perioperative Stroke or Death Plus Ipsilateral Stroke Thereafter up to 4 Years



Event Rate (%)
7
6
5
4
3
2
1
0
0
1
2
3
4
Follow-up time (years)
Med Alone 6.0%
CAS + Med 2.8%

1) Clinical Outcomes of Second- versus First-Generation Carotid Stents: A Systematic Review and Meta-Analysis, J. Clin. Med. 2022, 11

TCAR

Transcarotid Arterial Revascularization (TCAR): Direct Carotid Access with Reverse Flow



InspireMD Combines SwitchGuard NPS with Best-in-Class CGuard® Implant

1. Transient flow reversal combined with sustained embolic prevention in transcervical revascularization of symptomatic and highly-emboligenic carotid stenoses for optimized endovascular lumen reconstruction and improved peri- and post-procedural outcomes, Advances in Interventional Cardiology 2020;16, 4 (62):495-506

Commercial and Corporate

CMS Final National Coverage Determination, October 11, 2023

The final decision memorandum, which affects NCD 20.7 sections B4 and D, revises Medicare coverage for Percutaneous Transluminal Angioplasty (PTA) of the carotid arteries concurrent with stenting by:

1. **Expanding coverage** to individuals previously only eligible for coverage in clinical trials;
2. Expanding coverage to **standard surgical risk** individuals by removing the limitation of coverage to only high surgical risk individuals;
3. Adding **formal shared decision-making** with the individual prior to furnishing CAS; and
4. Allowing **MAC discretion** for all other coverage of PTA of the carotid artery concurrent with stenting not otherwise addressed in NCD 20.7.

Roadmap / Milestones

Key Value Drivers

2026

- ✓ **CGUARDIANS II Enrollment Completion & PMA-S Submission**
  CGuard Prime® indicated stent for TCAR
- **Potential CGuard Prime TCAR Approval**
  CGuard Prime indicated stent for TCAR
- **U.S. Manufacturing Ramp**
- **Enhanced CGuard Prime Delivery System**

2027

- **Potential SwitchGuard NPS Clearance / Launch (Full TCAR Tool Kit)**
  CGuard Prime indicated stent with SwitchGaurd Neuro Protection for TCAR
- **Potential Portfolio Expansion**



Commercial Footprint



Current Markets

- Active selling in more than 30 countries
- Over 70,000 systems sold
- Average CAS market share of 25% OUS

INSPIREMD

Robust Intellectual Property Portfolio

Proprietary platform technology supported by IP

Patent Rights	Issued	Pending
USA	20	6
Rest of World	51	21

InspireMD will continue to strengthen and broaden its patent protection globally to enable future pipeline products

IP Counsel: Kligler and Associates, P.A.

Transformational July 2025 PIPE and May 2023 Financing Up To $153.7 Million

To advance the company towards successful U.S. commercialization and path to profitability

July 2025 PIPE Financing of $40.1 million

May 2023 Financing of up to $113.6 million

- **$42.2 million** upfront funding
- **$71.4 million** tied to the achievement of four milestones (**$17.9 million** each) each expiring upon the earlier of 5 years or 20 trading days following the achievement of the following milestones:

1. Complete, July 2024: Release of primary and secondary end points related to one year follow up study results from the C-Guardians pivotal trial;
2. Complete, July 2025: Receipt of Premarket Approval (PMA) from the FDA for the CGuard® Prime Carotid Stent System (135 cm);
3. Receipt of FDA approval for the SwitchGuard trans carotid system and CGuard Prime 80 cm; and
4. Completion of four quarters of commercial sales of the CGuard in the U.S.

Strong validation from leading fundamental healthcare investors, with additional participation by select NSPR Board members.

ROSALIND

SOLEUS CAPITAL

NANTAHALA CAPITAL MANAGEMENT, LLC

VELAN CAPITAL

MARSHALL WACE

OrbiMed Healthcare Fund Management

PARKMAN HEALTHCARE PARTNERS

Ghisallo

TEKLA Capital Management LLC

Scientific Advisory Board (Multidisciplinary KOLs)



Sean Lyden, M.D.
Vascular Surgeon

Cleveland Clinic



Chris Metzger, M.D.
Medical Director
Cardiologist

BalladHealth



Kenneth Rosenfield, M.D.
Interventional Cardiologist

Mass General Brigham



Adnan H. Siddiqui, M.D., Ph.D.
Professor, Vice Chairman of the Department of Neurosurgery

UBNS Neurosurgery
UNIVERSITY AT BUFFALO

Accelerating Growth Driven By Ongoing U.S. Commercial Launch & Product Innovation Roadmap



Quarterly Revenue ($M)
+1%
$1.5
+2%
$1.8
+39%
$2.5
+62%
$3.1
Q1'25
Q2'25
Q3'25
Q4'25
U.S. Commercial Launch in July



Annual Revenue ($M)
+20%
$6.2
+13%
$7.0
+28%
$9.0
+56%
$14.0[1]
2023
2024
2025
2026E

INSPIREMD

1) FY2026E revenue represents management's guidance at the midpoint of $13 - $15M range. The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the slide entitled "Disclaimer – Forward-looking Statements" for information on the factors that could cause the Company's actual results to differ materially from these forward-looking statements.

INSPIREMD



Nasdaq: NSPR